UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 28, 2013

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On June 28, 2013 (the “Notification Date”), 1st Constitution Bancorp (the “Company”), after review and recommendation of the Audit Committee of the Company’s Board of Directors (“Audit Committee”), appointed BDO USA LLP (“BDO”) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2013, and dismissed ParenteBeard LLC (“ParenteBeard”) from that role.  The Company’s principal audit personnel at ParenteBeard resigned from ParenteBeard and joined BDO.

ParenteBeard began serving as the Company’s independent registered public accounting firm effective October 1, 2009.  The reports of ParenteBeard on the Company’s financial statements as of and for the two years ended December 31, 2012 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2012, and from December 31, 2012 through the Notification Date, there were (i) no disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two years ended December 31, 2012, and from December 31, 2012 through the engagement of BDO as the Company’s independent registered public accounting firm, the Company did not consult with BDO regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by BDO that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

The Company has provided ParenteBeard with a copy of this report prior to filing with the SEC and requested that ParenteBeard furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the statements made above.  A copy of ParenteBeard’s letter dated July 1, 2013 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

16.1	Letter from ParenteBeard LLC to the Securities and Exchange Commission dated July 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: July 2, 2013	By:	/s/ JOSEPH M. REARDON
		Name:	Joseph M. Reardon
		Title:	Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Title
16.1	Letter from ParenteBeard LLC to the Securities and Exchange Commission dated July 1, 2013